EXHIBIT 32


           CERTIFICATIONS PURSUANT TO SECURITIES EXCHANGE ACT OF 1934
                         RULE 13a-14(b) OR 15d-14(b) AND
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the accompanying Quarterly Report of Dazzling Investments, Inc. (the "Company") on Form 10-QSB for the period ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gloria Eck, President and Chief Executive Officer of the Company, and I, Amy Hadley, Treasurer and Chief Financial Officer of the Company, hereby certifies for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the "Exchange Act") and
Section 1350 of Chapter 63 of Title 18 of the United States Code, that:

     1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and

     2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Dated: May 27, 2005                       By: /s/ GLORIA ECK
                                          _____________________________________
                                          Gloria Eck
                                          President and Chief Executive Officer
                                          and Director

Dated: May 27, 2005                       By: /s/ AMY HADLEY
                                          ______________________________________
                                          Amy Hadley
                                          Treasurer and Chief Financial
                                          Officer and Director



A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING, OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO DAZZLING INVESTMENTS, INC., AND WILL BE RETAINED BY DAZZLING INVESTMENTS, INC., AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.